EX. 99.28(h)(1)(xxi)

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved fee changes for certain Funds, as outlined below, effective April 29, 2019 (collectively, the “Fee Changes”):

Fee Changes

1)	JNL/American Funds Balanced Fund;
2)	JNL/American Funds Blue Chip Income and Growth Fund;
3)	JNL/American Funds Capital Income Builder Fund;
4)	JNL/American Funds Global Bond Fund;
5)	JNL/American Funds Global Small Capitalization Fund;
6)	JNL/American Funds Growth-Income Fund;
7)	JNL/American Funds International Fund;
8)	JNL/American Funds New World Fund;
9)	JNL/Vanguard Capital Growth Fund;
10)	JNL/Vanguard Equity Income Fund;
11)	JNL/Vanguard International Fund; and
12)	JNL/Vanguard Small Company Growth Fund.

Whereas, the Board has approved the removal of the following funds, and each fund’s respective Cayman Islands subsidiary, from Schedule C of the Agreement, effective April 29, 2019 (collectively, the “Cayman Removals”):

1)	Fund: JNL/AB Dynamic Asset Allocation Fund

Cayman Islands subsidiary: JNL/AB Dynamic Asset Allocation Fund Ltd.;

2)	Fund: JNL/AQR Managed Futures Strategy Fund

Cayman Islands subsidiary: JNL/AQR Managed Futures Strategy Fund Ltd.; and

3)	Fund: JNL/BlackRock Global Allocation Fund

Cayman Islands subsidiary: JNL/BlackRock Global Allocation Fund Ltd.

Whereas, pursuant to Board approval of the Fee Changes and Cayman Removals, as outlined above, the Parties have agreed to amend the Agreement, effective April 29, 2019, to update certain administration fees for certain Funds, as outlined above, in Schedule B; and to update the list in Schedule C of the Agreement for Cayman Islands subsidiaries.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2019, attached hereto.

2)	Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated April 29, 2019, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective April 29, 2019.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule B

Dated April 29, 2019

Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Capital Income Builder Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Global Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds New World Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 25 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 50 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/AB Dynamic Asset Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

B-1

Funds	Assets	Fee
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Managed Futures Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Crescent High Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/First State Global Infrastructure Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Founding Strategy Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Franklin Templeton Global Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Franklin Templeton International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

B-2

Funds	Assets	Fee
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco China-India Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Lazard Emerging Markets Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital 10 x 10 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Bond Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital European 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Index 5 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital International Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

B-3

Funds	Assets	Fee
JNL/Mellon Capital Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 1500 Growth Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 1500 Value Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Small Cap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

B-4

Funds	Assets	Fee
JNL/PPM America Value Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Scout Unconstrained Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Managed Volatility Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P 4 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Competitive Advantage Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Dividend Income & Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P International 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/S&P Intrinsic Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Mid 3 Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Total Yield Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

B-5

Funds	Assets	Fee
JNL/Vanguard Capital Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard Equity Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard Global Bond Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard International Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Small Company Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

B-6

Schedule C

Dated April 29, 2019

(List of Adviser’s Administration Agreements with Funds’ Subsidiaries)

Fund	Subsidiary *

JNL Multi-Manager Alternative Fund (for the portion of assets managed by Boston Partners Global Investors, Inc.)	JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

*

The Administrator has entered into an Administration Agreement with the subsidiary, which is wholly owned by the Fund listed opposite its name, pursuant to which the subsidiary is obligated to pay an administration fee to the Administrator in the same amount as set forth in Schedule B for its parent Fund.

C-1